UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 13, 2018

SPECTRA ENERGY PARTNERS, LP

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-33556	41-2232463
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 Westheimer Court

Houston, Texas 77056

(Address of Principal Executive Offices) (Zip Code)

(713) 627-5400

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

As previously announced, the completion of the merger of Spectra Energy Partners, LP (“SEP”) with a wholly owned subsidiary of Enbridge Inc. (“Enbridge”), with SEP continuing as the surviving entity and an indirect, wholly owned subsidiary of Enbridge (the “Merger”), pursuant to that certain Agreement and Plan of Merger, dated as of August 24, 2018 (the “Merger Agreement”), by and among SEP, Spectra Energy Partners (DE) GP, LP, Enbridge, Enbridge (U.S.) Inc., Autumn Acquisition Sub, LLC (“Merger Sub”), and, solely for the purposes of Article I, Article II and Article XI, Enbridge US Holdings Inc., Spectra Energy Corp, Spectra Energy Capital, LLC and Spectra Energy Transmission, LLC, was subject, among other conditions, to the receipt of approval of the Merger and the Merger Agreement by the written consent of the holders of SEP common units representing limited partner interests of SEP (“SEP Common Units”) constituting a majority of the outstanding SEP Common Units.

The board of directors of the general partner of the general partner of SEP set November 5, 2018 as the record date (the “Record Date”) for determining the holders of SEP Common Units entitled to execute and deliver written consents with respect to the Merger and the Merger Agreement. As of the close of business on the Record Date, there were 484,896,871 SEP Common Units outstanding and entitled to vote by submission of written consents to SEP with respect to the Merger and the Merger Agreement.

The deadline for the consent solicitation expired at 11:59 p.m. (prevailing Eastern Time), on December 12, 2018. A summary of the voting results for the following proposal is set forth below:

1.	Approval of the Merger and the Merger Agreement.

Votes Approving	Votes Disapproving	Votes Abstaining
435,055,849	2,940,813	141,914

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SPECTRA ENERGY PARTNERS, LP (Registrant)

	By:	Spectra Energy Partners (DE) GP, LP, its general partner

	By:	Spectra Energy Partners GP, LLC, its general partner

Date: December 13, 2018	By:	/s/ Stephen J. Neyland
Stephen J. Neyland
Vice President - Finance (Duly Authorized Officer)